UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report: December 30, 2003

(Date of earliest event reported)

E MED FUTURE, INC.

(Exact name of registrant as specified in its charter)

Nevada	033-55254-36	87-0485314
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

794 Morrison Road, Suite 911, Columbus, Ohio 43230

(Address of principal executive offices including zip code)

877-855-1319

(Registrant’s telephone number, including area code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On December 30, 2003, E Med Future, Inc., a Nevada corporation (the “Company”), acquired all of the capital stock of Medical Safety Technologies, Inc. (“MSTI”), a wholly-owned subsidiary of UTEK Corporation, a publicly-held technology transfer company, in exchange for 1,250,000 shares of common stock of the Company. On January 14, 2004, the Company filed a Form 8-K reporting the transaction. This Amendment No. 1 to the Form 8-K includes the required audited financial statements and pro forma financial information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

The audited financial statements of MSTI for December 30, 2003 are attached as Exhibit 99.1

(b)	Pro Forma Financial Information.

The pro forma financial information of the Company for December 31, 2003 giving effect to the MSTI acquisition is attached as Exhibit 99.2.

(c)	Exhibits.

99.1 Audited financial statements of MSTI for December 30, 2003.

99.2 Pro forma financial information of the Company for December 31, 2003 giving effect to the MSTI acquisition.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2004		E MED FUTURE, INC.

	By	/s/ D. Dane Donohue
D. Dane Donohue, Executive Vice President

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Audited financial statements of MSTI for December 30, 2003.

99.2	Pro forma financial information of the Company for December 31, 2003 giving effect to the MSTI acquisition.

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